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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 333-19425 and 333-60301.


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 18, 1998